UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/19/2010

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers

2009 Bonuses, 2010 Base Salaries and 2010 Equity Awards

On February 19, 2010, the Compensation Committee of our Board of Directors determined and approved the following 2009 bonus, 2010 base salary and 2010 equity awards for certain executive officers. The Compensation Committee annually evaluates the performance and determines the compensation of Dynavax's executive officers.

The 2009 bonuses, 2010 base salaries, and 2010 equity awards approved by the Compensation Committee are as set forth below:

Name and Title               2009 Bonus2010          Base Salary          2010 Equity Award(1)
Dino Dina, M.D.                     $244,800                   $(2)                      150,000
    President and Chief Executive Officer

Robert L. Coffman, Ph.D.       $152,500                $320,250                  100,000
    Vice President and Chief Scientific Officer

Zbigniew Janowicz, Ph.D.       $96,426(3)               $(3)                            -
Chief Executive Officer, Dynavax Europe

Jennifer Lew                           $68,063                $214,200                      50,000
    Vice President, Finance

J. Tyler Martin                        $104,948                $330,750                      50,000
Vice President and Chief Medical Officer

Michael S. Ostrach                $153,500                $316,210                     50,000
Vice President, Chief Business Officer and General Counsel

____________

(1)        Stock options with an exercise price per share of $1.58, representing the closing price on the date of grant which is 19th of February 2010. All options will vest upon achievement of certain performance conditions, subject to the individual's continuous service with the Company through each applicable vesting date.

(2)        The Compensation Committee has not yet reached a decision regarding any change to Dr. Dina's current base salary.

(3)        The 2009 bonus of 70,992 Euros for the Chief Executive Officer of Dynavax Europe was converted using the daily average interbank Euro to USD rate on February 19, 2010. The 2010 base salary for Dr. Janowicz remains the same as the 2009 base salary.

A copy of Dr. Janowicz's employment agreement and related amendment are attached as Exhibit 10.45-10.46 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit
Exhibit No.        Description
10.45        Management Service Contract, dated as of January 1, 2005, between Rhein Biotech GmbH and Zbigniew Janowicz
10.46        Amendment, dated February 5, 2008, to Management Service Contract between Dynavax Technologies Corporation and Zbigniew Janowicz

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: February 25, 2010	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-10.45	Management Service Contract, dated as of January 1, 2005, between Rhein Biotech GmbH and Zbigniew Janowicz
EX-10.46	Amendment, dated February 5, 2008, to Management Service Contract between Dynavax Technologies Corporation and Zbigniew Janowicz